OTHER RECEIVABLES AND PREPAYMENTS	9 Months Ended
Sep. 30, 2025
Other Receivables And Prepayments
OTHER RECEIVABLES AND PREPAYMENTS

13. OTHER RECEIVABLES AND PREPAYMENTS

	As of September 30, 2025	As of December 31, 2024
	USD’000	USD’000
Prepayments	3,180	5,671
Security deposits	58	6
Other receivables	2,226	1,312
Total other receivables and prepayments	5,464	6,989
Allowance for credit loss	(177)	-
	5,287	6,989

All of the other receivables and prepayments are expected to be recovered or recognized as expense within one year. The net carrying value of these balances is considered a reasonable approximation of fair value. Prepaid expense mainly consisted of advance payment to the vendors as of September 30, 2025 and December 31, 2024.